SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934

_________________________

Date of Report (date of earliest event reported):  May 27, 2009

MID-WISCONSIN FINANCIAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

WISCONSIN

0-18542

06-1169935

(State or Other

(Commission File

(IRS Employer

Jurisdiction of

Number)

Identification

Incorporation)

Number)

132 WEST STATE STREET

MEDFORD, WI 54451

(Address of principal executive offices, including Zip Code)

(715) 748-8300

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 23.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 3.03

Material Modification to Rights of Security Holders

On April 28, 2009, the shareholders of Mid-Wisconsin Financial Services, Inc. (the “Company”), at the Company’s annual meeting, approved Restated Articles of Incorporation of the Company (the “Restated Articles”), which streamlined the Company’s charter document by removing certain provisions that are no longer applicable.  As an example, certain provisions relating to previously completed merger transactions involving the Company have been removed through the adoption of the Restated Articles.

The Restated Articles also provide the Company’s Board of Directors with more flexibility in determining the exact size of the Board, within a minimum and maximum range of three to eleven directors.   The Restated Articles are attached as Exhibit 3.1 and are incorporated herein by reference.  The Restated Articles were signed on behalf of the Company on May 27, 2009, and the Company caused the Restated Articles to be filed with the Wisconsin Department of Financial Institutions on May 27, 2009.

Item 5.03.

Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

The information set forth above in Item 3.03 is incorporated by reference.

Item 9.01

Financial Statements and Exhibits

Exhibit 3.1

Restated Articles of Incorporation of Mid-Wisconsin Financial Services, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MID-WISCONSIN FINANCIAL SERVICES, INC.

Date:  May 29, 2009

By:  JAMES F. WARSAW

James F. Warsaw

President and CEO

EXHIBIT INDEX

to

FORM 8-K

of

MID-WISCONSIN FINANCIAL SERVICES, INC.

Dated May 27, 2009

Pursuant to Section 102(d) of Regulation S-T

(17 C.F.R. Section 232.102(d))

Exhibit 3.1

Restated Articles of Incorporation of Mid-Wisconsin Financial Services, Inc.